MASTER LOAN AND SECURITY AGREEMENT NO. 85043

CO-DEBTORS: Infocrossing, Inc and ETG, Inc. SECURED PARTY: Wells Fargo Equipment
            2 Christie Heights Street                      Finance, Inc.
            Leonia, NJ  07605                              530 Fifth Avenue
                                                           New York, NY 10036

In consideration of the mutual covenants set forth herein, the above named Debtor and the above named Secured Party hereby enter into this Master Loan and Security Agreement and agree to the terms and conditions set forth herein. Each Loan Schedule which may be executed by Debtor and Secured Party from time to time pursuant to this Master Loan and Security Agreement shall be deemed to be a separate loan transaction incorporating all of the terms and conditions of this Master Loan and Security Agreement. References in this Master Loan and Security Agreement to "Agreement", "hereunder" and "herein" shall mean a Loan Schedule which incorporates this Master Loan and Security Agreement.

1. LOAN SCHEDULES. Debtor shall evidence its agreement to enter into each Agreement incorporating the terms hereof by executing and delivering to Secured Party a Loan Schedule in the form annexed hereto as Exhibit 1. Debtor's execution of a Loan Schedule shall obligate Debtor to make all of the payments set forth in the Schedule of Obligations as set forth in the Loan Schedule. The Loan Schedule shall set forth the amount of the Loan, the Term of the Loan, the number of payments to be made and the amount and dates upon which such payments are due. The Loan Schedule shall also set forth the Time Balance which means the aggregate amount of all payments which are payable under the Agreement evidenced by such Loan Schedule. Secured Party shall have no obligation to enter into or accept any Loan Schedule and no Loan Schedule shall be binding upon Secured Party until accepted by Secured Party which acceptance shall be evidenced only by the execution of such Loan Schedule by Secured Party.

2. GRANT OF SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest in the personal property referred to and/or described in each Loan Schedule (hereinafter with all renewals, substitutions and replacements and all parts, repairs, improvements, additions and accessories incorporated therein or affixed thereto referred to as the "Equipment"), together with any and all proceeds thereof and any and all insurance policies and proceeds with respect thereto.

3. OBLIGATIONS SECURED. The aforesaid security interest is granted by Debtor as security for (a) the payment of the Time Balance (as set forth in the Loan Schedule) and the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description under the Agreement evidenced by such Loan Schedule, and any and all renewals and extensions of the foregoing, and all interest, fees, charges, expenses and attorneys' fees accruing or incurred in connection with any of the foregoing (all of which Time Balance, indebtedness and obligations are hereinafter referred to as the "Liabilities") and (b) the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description, howsoever arising or evidenced including without limitation those arising under other Loan Schedules, (all of which indebtedness and obligations are hereinafter referred to as the "Other Liabilities"). Subject to Paragraph 16, any nonpayment of any installment or other amounts due hereunder shall result in the obligation on the part of Debtor promptly to pay also an amount equal to five percent (5%), (or the maximum rate permitted by law, whichever is less) of the installment or other amounts overdue.



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4. DISCLAIMER OF WARRANTIES. DEBTOR ACKNOWLEDGES THAT SECURED PARTY MAKES NO
WARRANTIES, EXPRESS OR IMPLIED, IN RESPECT OF THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE. Secured Party shall not be liable to Debtor for any loss, damage or expense of any kind or nature caused, directly or indirectly, by any Equipment secured hereunder or the use or maintenance thereof or the failure of operation thereof, or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance, repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused. The Equipment shall be shipped directly to Debtor by the supplier thereof and Debtor agrees to accept such delivery. No defect or unfitness of the Equipment, nor any failure or delay on the part of the manufacturer or the shipper of the Equipment to deliver the Equipment or any part thereof to Debtor, shall relieve Debtor of the obligation to pay the Time Balance or any other obligation under this Agreement. Secured Party shall have no obligation under this Agreement in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Secured Party agrees, so long as there shall not have occurred or be continuing any Event of Default hereunder or event which with lapse of time or notice, or both, might become an Event of Default hereunder, that Secured Party will permit Debtor to enforce in Debtor's own name at Debtor's sole expense any supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable.

5. ASSIGNMENT. Any transaction evidenced by a Loan Schedule shall be assignable by Secured Party, and by its assigns, without the consent of Debtor, but Debtor shall not be obligated to any assignee except upon written notice of such assignment from Secured Party or such assignee. The obligation of Debtor to pay and perform the Liabilities to such assignee shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, and such payments shall be made without interruption or abatement notwithstanding any event or circumstance whatsoever, including, without limitation, the late delivery, non-delivery, destruction or damage of or to the Equipment, the deprivation or limitation of the use of the Equipment, the bankruptcy or insolvency of Secured Party or Debtor or any disaffirmance of this Agreement by or on behalf of Debtor and notwithstanding any defense, set-off, recoupment or counterclaim or any other right whatsoever, whether by reason of breach of this Agreement or of any warranty in respect of the Equipment or otherwise which Debtor may now or hereafter have against Secured Party, and whether any such event shall be by reason of any act or omission of Secured Party (including, without limitation, any negligence of Secured Party) or otherwise; provided, however, that nothing herein contained shall affect any right of Debtor to enforce against Secured Party any claim which Debtor may have against Secured Party in any manner other than by abatement, attachment or recoupment of, interference with, or set-off, counterclaim or defense against, the aforementioned payments to be made to such assignee. Debtor's undertaking herein to pay and perform the Liabilities to an assignee of Secured Party shall constitute a direct, independent and unconditional obligation of Debtor to said assignee. Said assignee shall have no obligations under this Agreement or in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Debtor also acknowledges and agrees that any assignee of Secured Party's interest in this Agreement shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Secured Party) which by the terms of this Agreement are permitted to be exercised by Secured Party.




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6. DAMAGE TO OR LOSS OF THE EQUIPMENT; REQUISITION. Debtor assumes and shall bear the entire risk of loss or damage to the Equipment from any and every cause, whatsoever. No loss or damage to the Equipment or any part thereof shall affect any obligation of Debtor with respect to the Liabilities and this Agreement, which shall continue in full force and effect. Debtor shall advise Secured Party in writing promptly of any item of Equipment lost or damaged and of the circumstances and extent of such damage. If the Equipment is totally destroyed, irreparably damaged, lost, stolen or title thereto shall be requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Debtor shall, at the option of Secured Party, replace the same with like equipment in good repair, condition and working order, or pay to Secured Party all Liabilities due and to become due, less the net amount of the recovery, if any, actually received by Secured Party from insurance or otherwise for such destruction, damage, loss, theft, requisition or taking. Whenever the Equipment is destroyed or damaged and, in the sole discretion of Secured Party, such destruction or damage can be repaired, Debtor shall, at its expense, promptly effect such repairs as Secured Party shall deem necessary for compliance with clause (a) of paragraph 8 below. Any proceeds of insurance received by Secured Party with respect to such reparable damage to the Equipment shall, at the election of Secured Party, be applied either to the repair of the Equipment by payment by Secured Party directly to the party completing the repairs, or to the reimbursement of Debtor for the cost of such repairs; provided, however, that Secured Party shall have no obligation to make such payment or any part thereof until receipt of such evidence as Secured Party shall deem satisfactory that such repairs have been completed and further provided that Secured Party may apply such proceeds to the payment of any of the Liabilities or the Other Liabilities due if at the time such proceeds are received by Secured Party there shall have occurred and be continuing any Event of Default hereunder or any event which with lapse of time or notice, or both, would become an Event of Default. Debtor shall, when and as requested by Secured Party, undertake, by litigation or otherwise, in Debtor's name, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking, but Secured Party shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking.

7. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants that: it has the right, power and authority to enter into and carry out the terms and provisions of this Agreement; this Agreement constitutes a valid obligation of the Debtor and is enforceable in accordance with its terms; and entering into this Agreement and carrying out its terms and provisions will not violate the terms or constitute a breach of any other agreement to which Debtor is a party.

8. AFFIRMATIVE COVENANTS OF DEBTOR. Debtor shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it only to ordinary wear and tear and cause to be made all needed and proper repairs, renewals and replacements thereto; (b) maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment, with loss payable provisions in favor of Secured Party and any assignee of Secured







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Party as their interests may appear, and maintain public liability insurance in amounts satisfactory to Secured Party, naming Secured Party and any assignee of Secured Party as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies approved by Secured Party, and deliver the policies therefor, or duplicates thereof, to Secured Party; (c) pay or reimburse Secured Party for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon) levied or based upon or with respect to the Equipment, the Liabilities or this Agreement or upon the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or upon any receipts or earnings arising therefrom, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Agreement provided, however, that Debtor shall pay taxes on or measured by the net income of Secured Party and franchise taxes of Secured Party only to the extent that such net income taxes or franchise taxes are levied or assessed in lieu of any other taxes, assessments or other governmental charges hereinabove described; (d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rents or services, which might or could if unpaid become a lien on the Equipment; (e) comply with all governmental laws, regulations, requirements and rules, all instructions and warranty requirements of Secured Party or the manufacturer of the Equipment, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Agreement; (f) mark and identify the Equipment with all information and in such manner as Secured Party may request from time to time and replace promptly any such marking or identification which are removed, defaced or destroyed; (g) at any and all times during business hours, grant to Secured Party free access to enter upon the premises wherein the Equipment shall be located and permit Secured Party to inspect the Equipment; (h) reimburse Secured Party for all charges, costs and expenses (including attorneys' fees) incurred by Secured Party in defending or protecting its interests in the Equipment, in the attempted enforcement or enforcement of the provisions of this Agreement or in the attempted collection or collection of any of the Liabilities; (i) indemnify and hold any assignee of Secured Party, and Secured Party, harmless from and against all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with this Agreement, including, without limitation, claims for injury to or death of persons and for damage to property, and give Secured Party prompt notice of any such claim or liability; and (j) maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices consistently applied, and, within forty-five (45) days after the end of each fiscal quarter, deliver to Secured Party a balance sheet as at the end of such quarter and statement of operations for such quarter, and, within one hundred and twenty (120) days after the end of each fiscal year, deliver to Secured Party a balance sheet as at the end of such year and statement of operations for such year, in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Debtor's chief financial officer as fairly presenting the financial position and results of operation of Debtor, and, in the case of year end financial statements, certified by an independent accounting firm acceptable to Secured Party.



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9. NEGATIVE COVENANTS OF DEBTOR. Debtor shall not (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Agreement or any of Debtor's interests hereunder; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with clause (a) of paragraph 8 above; (c) permit the name of any person, association or corporation other than Secured Party to be placed on the Equipment as a designation that might be interpreted as a claim of interest in the Equipment;
(d) part with possession or control of or suffer or allow to pass out of its possession or control any of the Equipment or change the location of the Equipment or any part thereof from the location shown above; (e) assign or in any way dispose of all or any part of its rights or obligations under this Agreement or enter into any lease of all or any part of the Equipment; (f) change its name or address from that set forth above unless it shall have given Secured Party no less than thirty (30) days prior written notice thereof; (g) sell any shares of its capital stock or transfer any ownership interest in the Debtor to any person, persons, entity or entities (whether in one single transaction or in multiple transactions) which results in a transfer of a majority interest in the ownership and/or the control of the Debtor from the person, persons, entity or entities who hold ownership and/or control of the Debtor as of the date of this Agreement without the prior written consent of Secured Party, which will not be unreasonably withheld; or (h),consolidate with or merge into or with any other entity, or purchase or otherwise acquire all or substantially all of the assets or stock or other ownership interest of any person or entity without the prior written consent of Secured Party, which will not be unreasonably withheld, provided that Debtor is the surviving entity of such merger or consolidation and further provided that such merger, consolidation or acquisition, as the case may be, is not likely to have a material adverse effect on Debtor's financial or business condition (it being understood that following Debtor's request for Secured Party's consent to a proposed merger, consolidation or acquisition Debtor shall promptly provide such business and financial information and documentation regarding the proposed merger, consolidation or acquisition as Secured Party may reasonably request, and that if Secured Party does not grant its written consent to such request within ten (10) days after Debtor has provided to Secured Party all such requested information and documentation, then Debtor may pre-pay this Agreement by paying to Secured Party an amount equal to the Prepayment Amount calculated as set forth in the prepayment agreement executed by Secured Party and Debtor the prepayment agreement executed by Secured Party and Debtor. or (i) sell, transfer, lease or otherwise dispose of all or substantially all of Debtor's assets to any person or entity.

10. EQUIPMENT PERSONALTY. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or attached in any manner to real property by cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party with respect to any item of Equipment, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form, satisfactory to Secured Party, from all persons claiming any interest in the real property on which such item of Equipment is installed or located.







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11. EVENTS OF DEFAULT AND REMEDIES.  If any one or more of the following events
("Events of Default") shall occur:

         (a) Debtor shall fail to make any payment in respect of the Liabilities when due; or

         (b) any certification, statement, representation, warranty or financial report or statement heretofore or hereafter furnished by or on behalf of Debtor or any guarantor of any or all of the Liabilities proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or has omitted any material contingent or unliquidated liability or claim against Debtor or any such guarantor; or

         (c) Debtor or any guarantor of any or all of the Liabilities shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder or under any guaranty agreement; or

         (d) Debtor or any guarantor of any or all of the Liabilities shall be in breach of or in default in the payment and performance of any obligation relating to any of the Other Liabilities; or

             (e) Debtor or any guarantor of any of Debtor's obligations hereunder shall be in breach of or in default in the payment or performance of any obligation owing to any bank, lender, lessor or financial institution, howsoever arising, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured or unmatured; or

         (f) Debtor or any guarantor of any or all of the Liabilities shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit in writing its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), be adjudicated an insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law, rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiescence in the appointment of a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; or

             (g) an order for relief against Debtor or any guarantor of any or all of the Liabilities shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Debtor or any guarantor of any or all of the Liabilities under any present or future statute, law, rule or regulation, or within thirty (30) days after the appointment without Debtor's or such guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or such guarantor or of all or any part of its or such guarantor's assets and properties, such






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appointment shall not be vacated, or an order, judgment or decree shall be entered against Debtor or such guarantor by a court of competent jurisdiction and shall continue in effect for any period of ten (10) consecutive days without a stay of execution, or any execution or writ or process shall be issued under any action or proceeding against Debtor whereby the Equipment or its use may be taken or restrained;
then and in any such event, Secured Party may, at the sole discretion of Secured Party, without notice or demand and without limitation of any rights and remedies of Secured Party under the Uniform Commercial Code, take any one or more of the following steps:

         (1) Declare all of the Time Balance to be due and payable, whereupon the same shall forthwith mature and become due and payable as provided for in paragraph 16 below, provided, however, upon the occurrence of any of the events specified in subparagraphs (f) and (g) above, all sums as specified in this clause (1) shall immediately be due and payable without notice to Debtor (the date on which Secured Party declares all of the Time Balance to be due and payable is hereinafter referred to as the "Declaration Date");

         (2) proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any other right, power or remedy granted hereby or by law, equity or otherwise; and

         (3) at any time and from time to time, with or without judicial process and the aid or assistance of others, enter upon any premises wherein any of the Equipment may be located and, without resistance or interference by Debtor, take possession of the Equipment on any such premises, and require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Equipment at any place or time designated by Secured Party; and remove any part or all of the Equipment from any premises wherein the same may be located for the purpose of effecting the sale or other disposition thereof; and sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Equipment in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Equipment at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party shall deem best, all without demand for performance or any notice or advertisement whatsoever, except that Debtor shall be given five (5) business days' written notice of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof. If any of the Equipment is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Equipment. Secured Party may buy any part or all of the Equipment at any public sale and if any part or all of the Equipment is of a type customarily sold in a recognized market or which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by application of all or a part of the






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Liabilities and of all or a part of any Other Liabilities. Any personalty in or attached to the Equipment when repossessed may be held by Secured Party without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is made by certified or registered mail upon Secured Party within three business days after repossession.

Secured Party shall apply the cash proceeds from any sale or other disposition of the Equipment first, to the reasonable expenses of re-taking, holding, preparing for sale, selling, leasing and the like, and to reasonable attorneys' fees and other expenses which are to be paid or reimbursed to Secured Party pursuant hereto, and second, to all outstanding portions of the Liabilities and to any Other Liabilities in such order as Secured Party may elect, and third, any surplus to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Equipment known to Secured Party; provided however, that Debtor shall remain liable with respect to unpaid portions of the Liabilities owing by it and will pay Secured Party on demand any deficiency remaining with interest as provided for in paragraph 16 below.

12. SECURED PARTY'S RIGHT TO PERFORM FOR DEBTOR. If Debtor fails to perform or comply with any of its agreements contained herein Secured Party may perform or comply with such agreement and the amount of any payments and expenses incurred by Secured Party in connection with such performance or compliance, together with interest thereon at the rate provided for in paragraph 16 below, shall be deemed a part of the Liabilities and shall be payable by Debtor upon demand.

13. FURTHER ASSURANCES. Debtor will cooperate with Secured Party for the purpose of protecting the interests of Secured Party in the Equipment, including, without limitation, the execution of all Uniform Commercial Code financing statements requested by Secured Party. Secured Party and any assignee of Secured Party are each authorized to the extent permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the Equipment without the signature of Debtor or signed by Secured Party or any assignee of Secured Party as attorney-in-fact for Debtor. Debtor will pay all costs of filing any financing, continuation or termination statements with respect to this Agreement, including, without limitation, any documentary stamp taxes relating thereto. Debtor will do whatever may be necessary to have a statement of the interest of Secured Party and of any assignee of Secured Party in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Secured Party or such assignee. Debtor shall execute and deliver to Secured Party, upon request, such other instruments and assurances as Secured Party deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Agreement and any rights of Secured Party hereunder.













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14. NON-WAIVER; ETC. No course of dealing by Secured Party or Debtor or any delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any rights of Secured Party. No waiver or consent shall be binding upon Secured Party unless it is in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or a waiver of any right and/or remedy on any future occasion. To the extent permitted by applicable law, Debtor hereby waives the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or other disposition made under the judgment, order or decree of any court or under the powers of sale and other disposition conferred by this Agreement or otherwise. Debtor hereby waives any right to a jury trial with respect to any matter arising under or in connection with this Agreement.

15. ENTIRE AGREEMENT; SEVERABILITY; ETC. This Agreement constitutes the entire agreement between Secured Party and Debtor and all conversations, agreements and representations relating to this Agreement or to the Equipment are integrated herein. If any provision hereof or any remedy herein provided for shall be invalid under any applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof. Neither this Agreement nor any term hereof may be changed, discharged, terminated or waived except in an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance, and shall be deemed a purchase money security agreement within the meaning of the Uniform Commercial Code. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Agreement shall inure to the benefit of and be binding upon Secured Party and Debtor and their respective successors and assigns, subject, however, to the limitations set forth in this Agreement with respect to Debtor's assignment hereof. No right or remedy referred to in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Agreement or otherwise available to Secured Party at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument supplemental hereto. Debtor shall be liable for all costs and expenses, including attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise of Secured Party's remedies with respect thereto. Time is of the essence with respect to this Agreement and all of its provision.

16. PREPAYMENT; REBATE; INTEREST. Except for (a) the installment payments of the Time Balance as set forth in the Schedule of Obligations or (b) as permitted by the prepayment agreement executed by Secured Party and Debtor, the Debtor may not prepay the Time Balance, in whole or in part, at any time. In the event Secured Party declares all of the Time Balance to be due and payable pursuant to clause (1) of paragraph 11 above as a result of an Event of Default under
Section 11 (a) hereof, Debtor shall pay to Secured Party an amount equal to the sum of (a) all accrued and unpaid amounts as of the Declaration Date plus interest thereon, and (b) the present value of all future installments set forth in this Agreement over the remaining unexpired term of this Agreement discounted to present value using a discount rate of five percent (5%), provided that the




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amount of interest earned by Secured Party computed as aforesaid shall not exceed the highest amount permitted by applicable law. In the event Secured Party declares all of the Time Balance to be due and payable pursuant to clause
(1) of paragraph 11 above and there has not occurred an Event of Default under
Section 11 (a) hereof, Debtor shall pay to Secured Party an amount equal to the Prepayment Amount calculated as set forth in the prepayment agreement executed by Secured Party and Debtor. The Time Balance as reduced to present value or calculated in accordance with the prepayment agreement in accordance with the preceding sentences, as applicable, shall in either case bear interest from and after the Declaration Date, and all other Liabilities due and payable under this Agreement (including past due installments) shall bear interest from and after their respective due dates, at the lesser of 1.5% per month or the highest rate permitted by applicable law, provided, however, that Debtor shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.

17. CONSENT TO JURISDICTION. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Debtor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Debtor consents that process in any such action or proceeding may be served upon it by registered mail directed to Debtor at its address set forth at the head of this Agreement or in any other manner permitted by applicable law or rules of court. Debtor hereby irrevocably appoints Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding.

18. NOTICES. Notice hereunder shall be deemed given if served personally or by certified or registered mail, return receipt requested, to Secured Party and Debtor at their respective addresses set forth at the head of this Agreement. Any party hereto may from to time by written notice to the other change the address to which notices are to be sent to such party. A copy of any notice sent by Debtor to Secured Party shall be concurrently sent by Debtor to any assignee of Secured Party of which Debtor has notice.

         The Debtor agrees to all the provisions set forth above. This Agreement is executed pursuant to due authorization. DEBTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS AGREEMENT.

Date July 19, 2001                              Accepted on July 31, 2001

INFOCROSSING, INC. (Debtor)              WELLS FARGO EQUIPMENT FINANCE, INC.
(Signature of Proprietor or              (Secured Party)
name of Corporation or
Partnership)

By    Zach Lonstein                  By      Sally Doby
   ----------------------                 ----------------------------
Its   Chairman                       Its     Asst. Vice President
   ----------------------                 ----------------------------
(if Corporation, President or Vice
President should sign and give
official title; if Partnership, state
partner; if L.L.C., state member or manger)

ETG, INC. (Debtor)
(Signature of Proprietor or name
of Corporation or Partnership)

By    Zach Lonstein
   -----------------------
Its   Chairman
   -----------------------
(if Corporation, President or Vice
President should sign and give
official title; if Partnership, state
partner; if L.L.C., state member or manger)


85043- Master Loan and Security Agreement

    RIDER TO MASTER LOAN AND SECURITY AGREEMENT NO. 85043 DATED JULY 19, 2001 BETWEEN WELLS FARGO EQUIPMENT FINANCE, INC. ("WFEFI"), AND INFOCROSSING, INC.
AND ETG, INC., (HEREIN TOGETHER REFERRED TO AS THE
                         "OBLIGORS") (THIS "AGREEMENTS")

Notwithstanding anything to the contrary, Infocrossing, Inc. and ETG, Inc., Obligors and WFEFI hereby agree as follows:

Obligors are and shall remain jointly and severally liable for all duties, liabilities and obligations of Debtor under the Agreement as if each of them was originally named as Debtor therein. Each of them shall be fully liable for any default or Event of Default by either one or both of them. Each such Debtor agrees that its liability will not be affected by the voidability of the Agreement or cessation of liability under the agreement as to the other, for any reason whatsoever. Moreover, neither Debtor's liability will be affected by any modification or amendment to the Agreement which is based upon or relates to Equipment at any location controlled by the other, including any change in rent or other payments, the addition, elimination or substitution of Equipment at any location, termination or assignment of the Agreement as, or of the payments due with respect, to any such Equipment, WFEFI's consent to such other Debtor's assignment of this Agreement, the taking, holding, exchanging, enforcing, waiving, releasing or application of security for the Agreement, or the release of the other Debtor from liability under the Agreement. Each Debtor also waives any right of subrogation as to the payments made under the Agreement or any right of subrogation as to payments made under the Agreement or any right to participate in any security, or any right to direct WFEFI in WFEFI's pursuit of remedies following a default. Each Debtor has and shall maintain adequate means to apprise itself as to the financial condition of the other Debtor and waives any duty of WFEFI to advise it of any such matters. Each Debtor acknowledges for itself that it has requested that WFEFI fund this transaction for its own benefit and that it will gain financial benefit from this transaction, from the availability of the Equipment for use by it and the other Debtor, and from the affairs of the other Debtor.

In witness whereof, Debtor and WFEFI have executed this rider as of the 19th day of July 2001.

INFOCROSSING, INC. (Debtor)               ETG, INC. (Debtor)

By:  Zach Lonstein                        By:  Zach Lonstein
    -----------------------                   --------------------------
Title:  Chairman                          Title:  Chairman
    -----------------------                   --------------------------

                                           WELLS FARGO EQUIPMENT FINANCE, INC.
                                          (Secured Party)

                                           By:  Sally Doby
                                              --------------------------
                                           Title:  Asst. Vice President
                                              --------------------------

85043-Rider  - Joint and Several Obligors

     RIDER TO MASTER LOAN AND SECURITY AGREEMENT NO. 85043
                     DATED JULY 19, 2001 (THE "AGREEMENT")
     BETWEEN INFOCROSSING, INC AND ETG, INC (REFERRED TO HEREIN JOINTLY AND
                          SEVERALLY AS "OBLIGOR") AND
      WELLS FARGO EQUIPMENT FINANCE, INC. (REFERRED TO HEREIN AS "OBLIGEE")

1.       It shall be an Event of Default under the Agreement if at any time:

         (a) Obligor's Unrestricted Cash is less than Thirteen Million Dollars ($13,000,000.00.) or

         (b) Obligor or any guarantor of any or all of the Liabilities shall suffer an adverse material change in its financial condition as compared to such condition as at the date of the Agreement

 As used herein:

         Unrestricted Cash means the minimum cash balance on Obligor's balance sheet in the form of cash or readily marketable securities which has not been pledged, encumbered, restricted or otherwise assigned to or by any third party.

         All other accounting terms not defined herein shall have the meanings ascribed to them according to generally accepted accounting principles, consistently applied.

2. In order to enable Obligee to review Obligor's compliance with the foregoing terms, conditions and covenants, Obligor shall, (a) within ten (10) days of the end of each calendar month, provide Obligee with an affidavit from the chief financial officer for Obligor in a form required by Obligee, stating that the Obligor has complied and is then in compliance with the covenants set forth above, or in the event of any non-compliance, stating the extent of any such non-compliance, and (b) within twenty (20) days of the end of each calendar month, provide Obligee with a true and correct copy of a balance sheet for Obligor as of the end of such month.

3. It shall be an Event of Default if Obligor fails to be in compliance with any of the provisions set forth hereinabove. In such event, Obligor shall within ten
(10) days of the occurrence of such failure, either (a) pay off the balances due under all Loan Schedules by paying to Obligee good funds by wire transfer, bank check or certified check, an amount equal to the prepayment amount set forth in the prepayment agreement executed by Obligor with regard to the Agreement, or
(b) deliver to Obligee an irrevocable standby letter of credit issued by a recognized financial institution acceptable to Obligee in an amount equal to the sum of the present value of the then remaining payments due under the Agreement and all then existing Loan Schedules during the remaining terms thereof, discounted at a rate equal to five percent (5%), which letter of credit shall be substantially in the form annexed hereto as Exhibit 1 (the "LC"). Such LC shall secure the payment of all liabilities under the Agreement and all Loan Schedules thereto and performance of all other obligations of Obligor to Obligee and its assigns under the Agreement. Once an LC is required or posted pursuant to this
Section 3, it shall be an Event of Default under the Agreement if at any time during which any amounts remain due under the Agreement or any Loan Schedule, the LC is not in full force and effect or if Obligee receives notice that the LC will not be replaced or renewed.

4. Obligor acknowledges that it has agreed to deliver the LC in strict compliance with the terms hereof in order to induce Obligee to enter into the Agreement and Loan Schedules thereunder, and that Obligee would not enter into the Agreement or Loan Schedules except in reliance upon Obligor's agreement to strictly comply with the terms hereof. Time is of the essence with regard to Obligor's compliance with the terms hereof. Obligor agrees that Obligee shall be entitled to the remedy of specific performance to compel Obligor to deliver the LC in accordance herewith as Obligor's financial condition is such that if there is a failure to comply with the Unrestricted Cash covenant and failure to deliver the LC as agreed, Obligee's other remedies will be insufficient.

5. Provided that no additional Event of Default shall have occurred subsequent to the posting of the LC as aforesaid;

          (a) Obligee will permit the LC to be reduced semi-annually to an amount equal to the sum of the present value of the then remaining payments due under the Agreement and all then existing Loan Schedules during the remaining terms thereof as of the end of each such semi-annual period, discounted at a rate equal to five percent (5%), it being agreed that the costs of reducing the LC in accordance with this section shall be the sole responsibility of Obligor, and

          (b) if Obligee returns to compliance with the breached covenant that resulted in the posting of the LC, Obligor may make written request to Obligee for the reduction of the amount of the LC and Obligee in its sole discretion may consider whether or not it will reduce the amount of the LC, and

6. Provided that no Event of Default shall have occurred under the Agreement, once per year after Obligor has delivered to Obligee its year end financial statements for the preceding fiscal year audited by its independent accounting firm in accordance with the requirements of the Agreement, Obligor may make written request for the reduction of the Unrestricted Cash covenant or for the replacement of the Unrestricted Cash covenant with other financial covenants acceptable to Obligee. Obligee in its sole discretion may consider whether or not it will reduce the amount of the Unrestricted Cash covenant or replace the Unrestricted Cash covenant with other financial covenants acceptable to Obligee. If Obligee does not consent to a reduction of the Unrestricted Cash covenant or the replacement of the Unrestricted Cash covenant with other financial covenants if requested to do so by Obligor, Obligor may elect to prepay the Agreement as permitted by the prepayment agreement executed by Obligor. Obligee shall have no other rights or claims in connection with any refusal of Obligee to give such consent and shall remain fully obligated thereunder unless it pays off the Agreement in accordance with the prepayment agreement.

7. In addition to the other information and documentation to be provided by Obligor under the Agreement, Obligor shall deliver to Obligee copies of all revised and additional financial and business projections regarding Obligor, as and when produced.

8. All other terms and conditions of the Agreement and any schedules and other agreements incorporating the terms thereof or made in connection therewith (together, "Related Agreements") shall remain in full force and effect. In the event that there is any conflict between the terms and conditions of this Rider and the terms and conditions of the Agreement or any Related Agreements, the terms and conditions of this Rider shall govern. All of the terms, conditions and provisions hereunder shall be deemed to be an indivisible part of and supplement to the Agreement and any schedules which incorporate the terms thereof. Capitalized terms used in this Rider but not defined herin shall have the meaning ascribed to them in the Agreement.

INFOCROSSING, INC. (Debtor)                  ETG, INC.  (Debtor)

By:    Zach Lonstein                         By:     Zach Lonstein
      -----------------------                      ----------------------
Title:    Chairman                           Title:   Chairman
      -----------------------                      ----------------------
Date:     July 19, 2001                      Date:   July 19, 2001
      -----------------------                      ----------------------

WELLS FARGO EQUIPMENT FINANCE, INC.

By:    Sally Doby
      -----------------------
Title:  Asst. Vice President
      -----------------------
Date:    July 31, 2001
      -----------------------

Rider - Financial Covenants.doc

                                    EXHIBIT 1
                          [Letterhead of Issuing Bank]
                               [LETTERHEAD OF BANK]

                          IRREVOCABLE LETTER OF CREDIT

                                                     Date: ________
                                                     Letter of Credit No.: _____
Beneficiary:  Wells Fargo Equipment Finance, Inc.
530 Fifth Avenue
15th Floor
New York, NY 10036
Attention:

Ladies and Gentlemen:

         At the request and for the account of ______________________ (the "Account Party") we hereby establish our irrevocable Letter of Credit in your favor in the amount of __________________________ United States Dollars (U.S. $_____________) available with us by sight payment of your draft(s) drawn on us at sight accompanied by your signed and dated statement containing the wording below of (1) or (2) or (3) alone or (1) and (2) combined:

(1) "This demand covers amounts payable to Wells Fargo Equipment Finance, Inc. ("WFEF") from ________________________ (the
                  "Obligor") under or in connection with one or more agreements between ________________ and the Obligor as such agreements may be amended from time to time."

                                     AND/OR

(2) "This demand covers amounts paid to Wells Fargo Equipment Finance, Inc. ("WFEF") by ___________________________ (the
                  "Obligor") under or in connection with one or more agreements between WFEF and the Obligor as such agreements may be amended from time to time. The amounts covered by this demand were paid to WFEF within 90 calendar days before the Obligor made a general assignment for the benefit of creditors or a petition was filed by or against the Obligor under the United States Bankruptcy Code or under similar state or federal law relating to bankruptcy, reorganization or other relief for debtors."

                                       OR

(3) "Wells Fargo Equipment Finance, Inc. ("WFEF") has received notice that Letter of Credit No. ____ issued by ___________________ will not be extended beyond its current expiration date. This demand covers amounts which in the future will or may be payable to WFEF by ________________________________ (the "Obligor") under or in connection with an agreement dated __________, 200_ between WFEF and the Obligor (the "Agreement"), as well as amounts which have been paid to WFEF by the Obligor under or in connection with the Agreement within the 90 calendar days preceding the date of this demand."

Each draft presented hereunder must be marked "DRAWN UNDER LETTER OF CREDIT NO. _______ ISSUED BY (BANK)"

         Partial and multiple drawings are permitted under this Letter of Credit.

         This Letter of Credit expires at our above-specified office on _______________, but shall be automatically extended thereafter, without written amendment, to _____________ in each succeeding calendar year unless you have received at your address above written notice from us sent by registered mail or express courier that we elect not to renew this Letter of Credit beyond the date specified in such notice (the "Final Expiration Date"), which Final Expiration Date will be _______________ or any subsequent ______________ and shall be at least 60 calendar days after the date you receive such notice.

         The Final Expiration Date shall be automatically extended to that Banking Day (a day on which we are open at our above-specified office to conduct our letter of credit business) which is 10 Banking Days after the Final Expiration Date if (1) the Final Expiration Date falls on a day which is not a Banking Day for any reason referred to in
         Article 17 of the UCP (as defined below) or (2) the Final Expiration Date falls on a day which is not a Banking Day or any reason other than those referred to in such Article 17 and the next day which would normally be a Banking Day is not a Banking Day for any reason referred to in Article 17.

         Except as otherwise herein provided, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, (the "UCP") and engages us in accordance with the terms thereof.

All bank charges in connection with this Letter of Credit are for the account of the Account Party.


                                                     Very truly yours,

                          _____________________ (BANK)

                             By: ___________________

                            Title:__________________

                             COMPLIANCE CERTIFICATE


         I,                         , hereby  certify that I am the duly
            ------------------------
elected, qualified and presently serving Chief Financial Officer of ____________________, a ___________________ duly organized and existing under and by virtue of the laws of the State of __________________________
(the "Company") and in connection with
No. ______________  dated  ___________________ , 2001
(the "Agreement"), by and between the Company, as ____________ and Wells Fargo Equipment Finance, Inc., as ____________, I do hereby further certify as follows:


1. That this Certificate accurately represents the financial condition of the Company determined in accordance with Generally Accepted Accounting Principles for the _________ ending _____________ (the "Fiscal Period"). All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement and in the Riders thereto.

2. That the amount set forth below as Available Cash is the true and accurate amount of Available Cash of the Company for the Fiscal Period:

         AVAILABLE CASH                           REQUIRED AVAILABLE CASH

         $                                        $
          ------------------------                 -----------------------

3. The Master Service Agreement between the Company and Customer remains in full force and effect and Customer is current in making payment thereunder, having most recently paid to Obligor the sum of $________________ on _____________________. (or if the foregoing is not true, set forth true facts and status of signed or pending Replacement Contract, including name of new customer.)


4.       That the Company is in compliance           /non-compliance
                                           ----------                -----------
          with the Unrestricted Cash covenant and all other terms and conditions of the Agreement.

 .
         IN WITNESS WHEREOF, the undersigned Chief Financial Officer has
         executed this Certificate this             day of
                                        -----------        ------------------
         , 2001.



Name:
     ---------------------------------------

Chief Financial Officer

                           LOAN SCHEDULE NO. 700 UNDER
                  MASTER LOAN AND SECURITY AGREEMENT NO. 85043

Pursuant to a Master Loan and Security Agreement No. 85043 dated July 19, 2001 ("Master Agreement") between Wells Fargo Equipment Finance, Inc. ("Secured Party") having a place of business at 530 Fifth Avenue, 15th Floor, New York, NY 10036 and Infocrossing, Inc. ("Debtor") a Delaware corporation and ETG, Inc. ("Debtor") a Delaware corporation both having a place of business at 2 CHRISTIE HEIGHTS STREET, LEONIA, NJ 07605, Debtor hereby promises to pay to the order of Secured Party the Loan Amount set forth in the schedule of obligations below, in installments in the amounts and at the times specified below. This Loan Schedule incorporates the terms and conditions of the Master Agreement and constitutes an Agreement as referred to in the Master Agreement. Terms used herein which are defined in the Master Agreement shall have the meanings as so defined.

The Equipment in which Debtor grants to Secured Party a security interest in accordance with the provisions of the Master Agreement is set forth and described in Schedule A annexed hereto and made a part hereof. Said Equipment shall be located at 2 CHRISTIE HEIGHTS STREET, LEONIA, NJ 07605 at all times until all payments hereunder have been paid in full.

--------------------------------------------------------------------------------

                             SCHEDULE OF OBLIGATIONS
--------------------------------------------------------------------------------

                  Loan Amount                     $ 3,000,000.00
                  Documentation Fees              $         0.00
                  Interest                        $   615,335.64
                  Time Balance                    $ 3,615,335.64
                  Term of Loan                    Thirty-six (36) months
                  Number of Payments              Thirty-six (36)
                  Payments Payable                Monthly
                  Amount of Each Payment          $   100,425.99

         Debtor agrees to pay the Time Balance to Secured Party in thirty-six
(36) installments payment in the amount of $100,425.99 due and payable on the last day of each month, commencing on August 31, 2001 and continuing on the like date of each month thereafter through and including July 31, 2004.

         The Debtor agrees to all the provisions set forth above. This Agreement is executed pursuant to due authorization. DEBTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS AGREEMENT.

Date:    July 19, 2001                  Accepted on  July 31, 2001

INFOCROSSING, INC. (Debtor)              WELLS FARGO EQUIPMENT FINANCE, INC.
(Signature of Proprietor or              (Secured Party)
name of Corporation or
Partnership)

By    Zach Lonstein                  By      Sally Doby
   ----------------------                 ----------------------------
Its   Chairman                       Its     Asst. Vice President
   ----------------------                 ----------------------------
(if Corporation, President or Vice
President should sign and give
official title; if Partnership, state
partner; if L.L.C., state member or manger)

ETG, INC. (Debtor)
(Signature of Proprietor or name
of Corporation or Partnership)

By    Zach Lonstein
   -----------------------
Its   Chairman
   -----------------------
(if Corporation, President or Vice
President should sign and give
official title; if Partnership, state
partner; if L.L.C., state member or manger)